EXHIBIT 10.17

AMENDMENT NO. 1

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 to Loan and Security Agreement (this “Amendment”) is entered into this 4th day of May, 2010, by and between FATE THERAPEUTICS, INC., a Delaware corporation (“Borrower”) and SILICON VALLEY BANK, a California banking corporation (“SVB” or “Bank”). Capitalized terms used herein without definition shall have the same meanings given in the Loan Agreement (as defined below).

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of January 5, 2009 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement. Borrower desires that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Borrower has provided notice to Bank of its proposed acquisition of Verio Therapeutics Inc., a corporation existing under the Canada Business Corporations Act (“Verio”), pursuant to that certain Share Purchase Agreement (the “Acquisition Agreement”) by and among Borrower, Verio, Fate Therapeutics (Canada) Inc., a corporation existing under the Canada Business Corporations Act (“Fate Canada”), and the Vendors party thereto (the “Acquisition”). Fate Canada is a Subsidiary of Borrower and, following the Acquisition, Verio will become a Subsidiary of Fate Canada.

D. Borrower has provided notice to Bank of its proposed acquisition of 50% of the capital stock of Destin Therapeutics, Inc., a corporation existing under the Canada Business Corporations Act (“Destin”), in connection with the Acquisition.

E. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Amendments to Loan Agreement.

1.1 Section 4 (Creation of Security Interest). Section 4 is hereby amended by adding Section 4.3 (Delivery of Stock Certificates) as follows:

“4.3 Delivery of Stock Certificates. Borrower agrees to deliver to Bank stock certificates, and accompanying assignments separate from certificate, to effectuate the pledge to Bank of (a) not less than 65% of the total outstanding voting shares of Fate Canada; and (b) 100% of the voting shares of Destin owned by Borrower at all times, but in no event greater than 65% of the total outstanding voting shares of Destin.”

1.2 Section 13.1 (Definitions). The definition of “Permitted Investments” in Section 13.1 is hereby amended by adding subsections (i) and (j) as follows:

“(i) Investments in Fate Canada, Destin and Verio not to exceed the lesser of (a) $2,500,000 in the aggregate per year, and (b) the amount necessary to cover trade expenses and general operating expenses of Fate Canada, Destin and Verio in the normal course of business, as supported by appropriate documentation satisfactory to Bank.

(j) Investments in deposit accounts held by Fate Canada, Destin or Verio in an amount not to exceed $250,000 per year for the purpose of general operating expenses.”

1.3 Section 13.1 (Definitions). Each of the following definitions are hereby added to Section 13.1 in their appropriate alphabetical order as follows:

““Acquisition Agreement” that certain Share Purchase Agreement by and among Borrower, Verio, Fate Canada and the Vendors party thereto.”

““Destin” is Destin Therapeutics, Inc., a corporation existing under the Canada Business Corporations Act.”

““Fate Canada” is Fate Therapeutics (Canada) Inc., a corporation existing under the Canada Business Corporations Act, and a Subsidiary of Borrower.”

““Verio” is Verio Therapeutics, Inc., a corporation existing under the Canada Business Corporations Act, and a Subsidiary of Fate Canada.”

1.4 Exhibit C of the Loan Agreement. Exhibit C (Compliance Certificate) of the Loan Agreement is amended and restated in its entirety with Exhibit A attached hereto.

2. Limitation of Amendments.

2.1 The amendments set forth in Section 1, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or other modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which SVB may now have or may have in the future under or in connection with any Loan Document.

2.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3. Representations and Warranties. To induce SVB to enter into this Amendment, Borrower hereby represents and warrants to SVB as follows:

3.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

3.3 The organizational documents of Borrower remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

3.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

3.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

3.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of the obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

3.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5. Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery of this Amendment by each party hereto and delivery of same to SVB; and (ii) Borrower’s pledge to Bank and proper perfection of the security interest of Bank, which actions include delivery of possession of applicable stock certificates and assignments separate from certificate executed in blank, in (a) not less than 65% of the total outstanding voting shares of Fate Canada, and (b) not less than 100% of the voting shares of Destin owned by Borrower, but in no event greater than 65% of the total outstanding voting shares of Destin.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

FATE THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ Scott Wolchko
	Name:	Scott Wolchko
	Title:	CFO

SILICON VALLEY BANK, a California banking corporation

By:	/s/ Sarah Larson
	Name:	Sarah Larson
	Title:	Relationship manager